Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: FRED’S, INC., et al.	Case No. 19-11984 (CSS)
Reporting Period: February 2, 2020 to February 29, 2020

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	✓
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	✓
Schedule of Professional Fees Paid	MOR-1b	✓
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	✓
Balance Sheet	MOR-3	✓
Status of Postpetition Taxes	MOR-4	✓
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	✓
Listing of aged accounts payable	MOR-4	✓
Accounts Receivable Reconciliation and Aging	MOR-5	✓
Debtor Questionnaire	MOR-5	✓

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Mark Renzi	4/1/2020
Signature of Authorized Individual*	Date

Mark Renzi	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

For period from February 2, 2020 to February 29, 2020

($ in 000’s) Cash Flow Summary	Current Month	Cumulative
Receipts
FS Collections	—	28,296
Rx Collections (1)	2,083	36,553
Asset Sales	68	61,206
Other Collections	1,195	5,669

Total Cash Receipts	3,345	131,723

Disbursements
FS Merchandise	—	(856)
RX Merchandise	—	(10,670)
Payroll and Other Employee Obligations	(172)	(12,499)
Rent	—	(2,269)
Sales Tax	—	(3,971)
Utilities	(1)	(2,471)
Other Operating Disbursements	(274)	(12,013)
Third Party Rx Reimbursement	(2,133)	(12,195)
Other Non-Operating Disbursements	(701)	(28,593)

Total Cash Disbursements	(3,280)	(85,537)

Net Cash Flow (2)	65	46,185

(1)	The Company collected pharmacy proceeds on behalf 3rd party buyers for sold pharmacies during this period; generally a one week delay from collecting to disbursing those proceeds.

(2)	The Company was operating under cash collateral over the cumulative period and cash was used to pay down the DIP loan.

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Total Disbursements by Filed Legal Entity (unaudited, in thousands)

For period from February 2, 2020 to February 29, 2020

Legal Entity	Case Number	Disbursements
Fred’s, Inc.	19-11984	$3,280
Fred’s Stores of Tennessee, Inc.	19-11982	$—
505 N. Main Opp, LLC	19-11983	$—
National Equipment Management and Leasing, Inc.	19-11985	$—
National Pharmaceutical Network, Inc.	19-11986	$—
Summit Properties – Bridgeport, LLC	19-11987	$—
Summit Properties – Jacksboro, LLC	19-11988	$—
Reeves-Sain Drug Store, Inc.	19-11989	$—

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Bank Reconciliations (unaudited)

Values in $

Debtor Name	Name of Institution	Type of Account	Account Number (last 4 digits)	Account balance as of 2/29
Fred’s, Inc.	Regions Bank	Pharmacy Lockbox	7214	21,401
Fred’s, Inc.	Regions Bank	Payroll	5469	—
Fred’s, Inc.	Regions Bank	Master	5477	44,705
Fred’s, Inc.	Regions Bank	Master Funding	4352	582,917
Fred’s, Inc.	Regions Bank	Controlled Disbursement	3377	—
Fred’s, Inc.	Bank of America	EDI	4407	93,955
Fred’s, Inc.	MetaBank	Payroll Pay Cards	0011	16,752
Fred’s, Inc.	Regions Bank	Stub Rent Escrow Acct	5920	84,788
Fred’s, Inc.	Regions Bank	Utility Escrow Acct	5742	359,258
Fred’s, Inc.	Regions Bank	Asset Disposition	4585	30,026,483

NOTE: Account Balances provided as of 2/29/2020 or date of latest account activity

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Total Disbursements to Retained Professionals (unaudited, in thousands)

For period from February 2, 2020 to February 29, 2020

Retained Professionals	Role	Current Month Disbursements	Cumulative Disbursements
Morris, Nichols, Arsht & Tunnell LLP	Debtor Counsel	132	570
Akin Gump Strauss	Debtor Counsel	—	512
Kasowitz Benson Torres LLP	Debtor Counsel	436	2,203
Berkeley Research Group	Debtor Financial Advisor	—	1,567
Epiq Corporate Restructuring LLC	Claims Agent	173	636
Alvarez & Marsal LLC	UCC Financial Advisor	111	556
Lowenstein Sandler LLP	UCC Counsel	—	735
Womble Bond Dickinson	UCC Counsel	—	42

Total		$852	$6,821

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

MOR 2 - CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited, in thousands)

For period from February 2, 2020 to February 29, 2020

Net sales	17
Cost of goods sold	—

Gross profit	17
Depreciation and amortization	—
Selling, general and administrative expenses	1,269

Operating income (loss)	(1,252)
Gain (loss) from disposal of assets/liabilities	—
Interest expense (income)	(0)

Income (loss) before income taxes	(1,252)
Provision (benefit) for income taxes	—

Net income (loss) from continuing operations	(1,252)
Net income (loss) from discontinued operations	—

Net income (loss)	(1,252)

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

MOR 3 - CONSOLIDATED BALANCE SHEETS (unaudited, in thousands)

As of Feb. 29 2020
ASSETS
Current assets:
Cash and cash equivalents (1)	30,799
Inventories	—
Receivables, less allowance for doubtful accounts of $1,752	950
Other non-trade receivables (2)	8,310
Prepaid expenses and other current assets	855

Total current assets	40,915
Property and equipment, less accumulated depreciation and amortization	50
Goodwill	—
Intangible assets, net	—
Other noncurrent assets, net (3)	10,419

Total assets	51,384

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	70,487
Current portion of indebtedness	68
Accrued expenses and other	12,315

Total current liabilities	82,871
Long-term portion of indebtedness	14,388
Other noncurrent liabilities	5,005

Total liabilities	102,264

Shareholders’ equity:
Preferred stock, nonvoting, no par value	—
Preferred stock, Series A junior participating nonvoting, no par value	—
Preferred stock, Series C junior participating voting, no par value	—
Common stock, Class A voting, no par value	128,131
Common stock, Class B nonvoting, no par value	—
Treasury Stock, at cost	(10,826)
Retained earnings	(168,740)
Accumulated other comprehensive income	555

Total shareholders’ equity	(50,879)

Total liabilities and shareholders’ equity	51,384

(1)

Cash includes pharmacy proceeds the Company collected on behalf of 3rd party buyers for sold pharmacies that had not been disbursed as of 2/29/20; the Company generally holds 1-2 weeks of 3rd party pharmacy proceeds before disbursing funds

(2)	Other Non-Trade Receivables include franchise receivables, scan-down receivables, pharmacy rebates, and other receivables; subject to adjustment due to collectability and other factors
(3)	Other Non-Current Assets include outstanding letters of credit and utility deposits; subject to adjustment due to collectability and other factors

Note: This does not include potential lease rejection damages.

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

MOR - 4 Status of Post Petition Taxes

The Debtors continue to pay post-petition taxes as they become due and are current on those payments.

If payments become past due the Debtors will include a schedule in the MOR listing past due post-petition taxes.

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Summary of Unpaid Post-Petition Debts (unaudited, in Thousands)

Post-Petition Debts Aging Amount	Total
Current	—
0 - 30 Days Old	9
31 - 60 Days Old	34
61 - 90 Days Old	216
91+ Days Old	487

Total Post-Petition Debts	746

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Trade Receivable Aging (unaudited, in Thousands)

Trade Receivable Aging Amount	Credit Card	Pharmacy	Total	Allowance for Doubtful Accounts	Total, less Allowance for Doubtful Accounts
Current	—	—	—	—	—
0 - 30 Days Old	—	2,702	—	1,752	950
31 - 60 Days Old	—	—	—	—	—
61 - 90 Days Old	—	—	—	—	—
91+ Days Old	—	—	—	—	—

Total Trade Receivable	—	2,702	—	1,752	950

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Questionnaire

				Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

Sale of the Company’s IP was completed during this period.

X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.					X
3. Have all post-petition tax returns been filed timely? If no, provide an explanation below.				X
4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.				X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X
Account Name	Purpose	Business	Acct Number	Bank Name	Date